                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)       April 14, 1999
                                                --------------------------------

--------------------------------------------------------------------------------

         FCC National Bank on Behalf of First Chicago Master Trust II
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 82
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

     The Registrant's hereby incorporates by reference the informatin contained in Exhibit 28 hereto in response to this Item 5.


Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U and Floating Rate Asset Backed Certificates Series 1998-V.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                    2 of 82

       28C.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28J. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28K. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V.

                                    3 of 82

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FCC NATIONAL BANK
                               ----------------------------------


Date: April 14, 1999       By  /s/  Sharon A. Renchof
                               --------------------------------
                               Title: Assistant Secretary


                                    4 of 82

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U and Floating Rate Asset Backed Certificates Series 1998-V.

                                    5 of 82

  28B.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U.

  28N.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1998-V.

                                    6 of 82

                                                                    EXHIBIT 28A

                        MONTHLY SERVICER'S CERTIFICATE

                               FCC National Bank
-------------------------------------------------------------------------------

                         First Chicago Master Trust II
                                 April 7, 1999

-------------------------------------------------------------------------------


The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

     3.  The undersigned are Servicing Officers.

     4.  The aggregate amount of Collections processed for the Due Period for
         this Distribution Date was equal to.....................................              $4,246,868,543.67

     5.  (a)  The aggregate amount of such Collections allocated to Principal
         Receivables for the Due Period for this Distribution Date was equal to..              $4,012,846,673.71

         (b)  The aggregate amount of such Collections allocated to Finance
         Charge Receivables for the Due Period for this Distribution Date was
         equal to................................................................                $234,021,869.96

     6.  (a)  The aggregate Interchange Amount (which will be included as Finance
         Charge Receivables for all Series) for this Distribution Date was equal
         to......................................................................                 $48,122,632.12

         (b)  The aggregate Net Recoveries Amount (which will be included as
         Finance Charge Receivables for all Series) for this Distribution Date
         was equal to............................................................                 $10,913,441.87


     7. The Invested Pecentage of Collections allocated to Principal Receivables for the Due Period was equal to for:

              Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.109%
              Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.109%
              Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.109%
              Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.553%
              Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.553%
              Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.553%
              Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.553%
              Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .            6.395%
              Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.842%
              Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .            4.974%
              Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .            4.264%
              Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.842%
              Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .            7.106%
              Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .            5.329%

                                    7 of 82

     8. The Invested Percentage of Collections allocated to Finance Charge Receivables for the Due Period was equal to for:

              Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.073%
              Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.850%
              Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.850%
              Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.553%
              Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.055%
              Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.553%
              Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.553%
              Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .            6.395%
              Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.842%
              Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .            4.974%
              Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .            4.264%
              Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.842%
              Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .            7.106%
              Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .            5.329%

     9. The Invested Percentage with respect to the Investor Default Amount for the Due Period was equal to for:

              Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.073%
              Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.850%
              Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.850%
              Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.553%
              Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.055%
              Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.553%
              Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.553%
              Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .            6.395%
              Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.842%
              Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .            4.974%
              Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .            4.264%
              Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .            2.842%
              Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .            7.106%
              Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .            5.329%

     10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding Distribution Date is equal to for:

              Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00

                                    8 of 82

     11. The amount of interest due on the Cash Collateral Account loan, if applicable, required to be paid on the next Distribution Date is equal to for:

              Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .       $16,416.73
              Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .       $25,474.73
              Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .       $17,468.27
              Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00
              Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00

     12. The amount of Monthly Servicing Fee required to be paid on the next succeeding Distribution Date is equal to for:

              Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .      $555,555.55
              Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .      $763,888.89
              Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .      $763,888.89
              Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .      $952,380.95
              Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .      $550,967.97
              Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .      $952,380.95
              Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .      $952,380.95
              Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .    $1,714,285.71
              Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .      $761,904.77
              Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .    $1,333,333.34
              Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .    $1,142,857.14
              Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .      $761,904.77
              Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .    $1,904,761.90
              Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00*

     13. The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest is equal to for:

              Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .    $1,480,393.52
              Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .    $2,022,714.12
              Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .    $2,730,902.78
              Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .    $2,559,345.24
              Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .    $1,458,649.31
              Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .    $2,561,498.01
              Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .    $2,533,819.44
              Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .    $4,516,589.29
              Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .    $1,987,393.27
              Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .    $3,524,488.51
              Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .    $2,983,750.00
              Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .    $2,007,373.02
              Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .    $5,204,545.92
              Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00*


           * Amount to be paid on May 17, 1999 Distribution Date.

                                    9 of 82

     14. The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of principal is equal to for:

              Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .     $41,666,666.67
              Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .     $41,666,666.67
              Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .     $41,666,666.67
              Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .              $0.00
              Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .     $48,169,556.67
              Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .              $0.00
              Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .              $0.00
              Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .              $0.00
              Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .              $0.00
              Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .              $0.00
              Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .              $0.00
              Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .              $0.00
              Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .              $0.00
              Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .              $0.00

     15. The excess, if any, of the First Chicago Amount over the Aggregate
         Principal Receivables required to be maintained pursuant to the
         Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $6,868,931,072.35

     16. The First Chicago Amount for the Due Period divided by Aggregate
         Principal Receivables for the Due Period . . . . . . . . . . . . . . . .              45.761%

     17. The Minimum First Chicago Interest Percentage . . . . . . . . . . . . . .              7.000%

     18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section
         5.02(a) of the Agreement, if applicable.

     19. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the
         Pooling and Servicing Agreement has occurred or is continuing except as
         follows:                                                                                NONE

     20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

     21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

     22. During the preceding calendar month, the number of newly - originated
         Accounts was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             155,662


         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.


                                                 FCC National Bank
                                                    as Servicer


                                        By: /s/ James A. Harwood
                                            ---------------------------------
                                                 Servicing Officer


                                        By: /s/ Michael J. Kuzlik
                                            ---------------------------------
                                                  Servicing Officer

                                   10 of 82

                                                                     Exhibit 28B

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


              --------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                                Series 1994 - J

                                 April 7, 1999

              --------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - J Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the April 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount).

   1. The total amount of the distribution to
      Series 1994 - J Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . . . .         $86.294

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Series 1994 - J Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . . . .         $83.333

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Series 1994 - J Certificates, per $1,000
      interest . . . . . . . . . . . . . . . . . . . . . . . .          $2.961


                                   11 of 82

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series. . . . . . . . . $663,708,663.35

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1994 - J Certificates . . . . . . . . . . . . $130,479,175.73

   c. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of the Series 1994 - J
      Certificates, per $1,000 interest. . . . . . . . . . . .        $260.958

   d. Excess Finance Charge Collections allocated
      in respect of the Series 1994 - J Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   e. Excess Principal Collections allocated in
      respect of the Series 1994 - J Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . . .$16,083,216,791.35

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1994 - J
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . . $333,333,333.32

   c. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1994 - J Certificates for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          2.073%

   d. The Invested Percentage with respect to
      Principal Receivables for the Series 1994 - J
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . . . .          3.109%


                                   12 of 82

   3. Delinquent Balances.

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . . $813,628,673.35

   4. Investor Default Amount.

      The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - J
      Certificates (the "Investor Default Amount").

   a. Investor Default Amount. . . . . . . . . . . . . . . . .   $1,618,278.22

   b. Recoveries . . . . . . . . . . . . . . . . . . . . . . .     $226,186.97

   c. Net Default Receivables. . . . . . . . . . . . . . . . .   $1,392,091.25

   5. Investor Charge-offs.

   a. The amount of the Investor Charge-Offs
      per $1,000 interest after reimbursement
      of any such Investor Charge-Offs for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .           $0.00

   b. The amount attributable to Investor Charge-Offs,
      if any, by which the principal balance of
      the Series 1994 - J Certificates exceeds
      the Invested Amount as of the end of the
      day on the Record Date with respect
      to the current Distribution Date . . . . . . . . . . . .           $0.00

   6. Monthly Servicing Fee.

   a. The amount of the Monthly Servicing Fee
      payable from Available Funds by the
      Trust to the Servicer with respect to
      the current Distribution Date. . . . . . . . . . . . . .     $208,333.33

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .     $347,222.22

   7. Available Cash Collateral Amount.

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount"). . . . . . . . . . . . . . . .           $0.00


                                   13 of 82

   b. The amount available to be withdrawn from
      the Cash Collateral Account (the "Available
      Cash Collateral Amount") as of the end
      of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made in respect of the preceding Due
      Period . . . . . . . . . . . . . . . . . . . . . . . . .  $43,333,333.33

   c. The Available Cash Collateral Amount
      as computed in 7.b. as a percentage of the
      Invested Amount of the Series 1994 - J
      Certificates as of such Due Period . . . . . . . . . . .         13.000%

C. The Pool Factor.

      The Pool Factor (which represents the ratio
      of the Invested Amount on the last  day
      of the month ending on the Record Date
      adjusted for Investor Charge-Offs set forth
      in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Initial Invested Amount).  The amount of a
      Certificateholder's pro rata share of the
      Invested Amount can be determined by multi-
      plying the original denomination of the
      holder's Certificate by the Pool Factor. . . . . . . . .    58.33333333%

D. Deficit Controlled Amortization Amount.

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . . . .           $0.00

                            FCC National Bank,
                            Servicer


                            By /s/ James A. Harwood
                               ----------------------------------
                            Title:        Vice President


                                   14 of 82

                                                                     EXHIBIT 28C

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


              --------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                                Series 1994 - K

                                 April 7, 1999

              --------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - K Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the April 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount).

   1. The total amount of the distribution to
      Series 1994 - K Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . . . .         $87.379

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Series 1994 - K Certificates,
      per $1,000 interest. . . . . . . . . . . . . . . . . . .         $83.333

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Series 1994 - K Certificates, per $1,000
      interest . . . . . . . . . . . . . . . . . . . . . . . .          $4.045


                                   15 of 82

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series. . . . . . . . . $663,708,663.35

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1994 - K Certificates . . . . . . . . . . . . $132,626,636.29

   c. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of the Series 1994 - K
      Certificates, per $1,000 interest. . . . . . . . . . . .        $265.253

   d. Excess Finance Charge Collections allocated
      in respect of the Series 1994 - K Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   e. Excess Principal Collections allocated in
      respect of the Series 1994 - K Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . . .$16,083,216,791.35

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1994 - K
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . . $458,333,333.33

   c. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1994 - K  Certificates for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          2.850%

   d. The Invested Percentage with respect to
      Principal Receivables for the Series 1994 - K
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . . . .          3.109%


                                   16 of 82

   3. Delinquent Balances.

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . . $813,628,673.35

   4. Investor Default Amount.

      The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - K
      Certificates (the "Investor Default Amount").

   a. Investor Default Amount. . . . . . . . . . . . . . . . .   $2,225,132.56

   b. Recoveries . . . . . . . . . . . . . . . . . . . . . . .     $311,007.08

   c. Net Default Receivables. . . . . . . . . . . . . . . . .   $1,914,125.48

   5. Investor Charge-offs.

   a. The amount of the Investor Charge-Offs
      per $1,000 interest after reimbursement
      of any such Investor Charge-Offs for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .           $0.00

   b. The amount attributable to Investor Charge-Offs,
      if any, by which the principal balance of
      the Series 1994 - K Certificates exceeds
      the Invested Amount as of the end of the
      day on the Record Date with respect
      to the current Distribution Date . . . . . . . . . . . .           $0.00


   6. Monthly Servicing Fee.

   a. The amount of the Monthly Servicing Fee
      payable from Available Funds by the
      Trust to the Servicer with respect to
      the current Distribution Date. . . . . . . . . . . . . .     $286,458.33

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .     $477,430.56

   7. Available Cash Collateral Amount.

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount"). . . . . . . . . . . . . . . .           $0.00

                                   17 of 82

   b. The amount available to be withdrawn from
      the Cash Collateral Account (the "Available
      Cash Collateral Amount") as of the end
      of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made in respect of the preceding Due
      Period . . . . . . . . . . . . . . . . . . . . . . . . .  $66,458,333.33

   c. The Available Cash Collateral Amount
      as computed in 7.b. as a percentage of the
      Invested Amount of the Series 1994 - K
      Certificates as of such Due Period . . . . . . . . . . .          14.500%

C. The Pool Factor.

      The Pool Factor (which represents the ratio
      of the Invested Amount on the last  day
      of the month ending on the Record Date
      adjusted for Investor Charge-Offs set forth
      in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Initial Invested Amount).  The amount of a
      Certificateholder's pro rata share of the
      Invested Amount can be determined by multi-
      plying the original denomination of the
      holder's Certificate by the Pool Factor. . . . . . . . .     83.33333333%

D. Deficit Controlled Amortization Amount.

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . . . .           $0.00

                            FCC National Bank,
                            Servicer


                            By /s/ James A. Harwood
                               ----------------------------------
                            Title:        Vice President


                                   18 of 82

                                                                   Exhibit 28D
             CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                          FCC NATIONAL BANK

--------------------------------------------------------------------------------

                   FIRST CHICAGO MASTER TRUST II
                          Series 1994 - L
                           April 7, 1999

--------------------------------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - L Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the April 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount).

   1. The total amount of the distribution to
      Series 1994 - L Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . . . .         $88.795


   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Series 1994 - L Certificates,
      per $1,000 interest . . . . . . . . . . . . . . . . . ..         $83.333


   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Series 1994 - L Certificates, per $1,000
      interest . . . . . . . . . . . . . . . . . . . . . . . .          $5.462



                                    19 of 82

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series . . . . . . .    $663,708,663.35

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1994 - L Certificates. . . . . . . . . . .    $132,626,636.29

   c. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which  were
      allocated in respect of the Series 1994 - L
      Certificates, per 1,000 interest. . . . . . . . . . .           $265.253

   d. Excess Finance Charge Collections allocated
      in respect of the Series 1994 - L Certificates,
      if any. . . . . . . . . . . . . . . . . . . . . . . .              $0.00

   e. Excess Principal Collections allocated in
      respect of the Series 1994 - L Certificates,
      if any  . . . . . . . . . . . . . . . . . . . . . . .              $0.00




   2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series). . . . . . . $16,083,216,791.35

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1994 - L
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .     $458,333,333.33

   c. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1994 - L  Certificates for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               2.850%

   d. The Invested Percentage with respect to
      Principal Receivables for the Series 1994 - L
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               3.109%

                                    20 of 82

   3. Delinquent Balances.

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date. . . . . . . . . . . . . .. . . . . . . . . . .     $813,628,673.35

   4. Investor Default Amount.

      The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - L
      Certificates (the "Investor Default Amount").

   a. Investor Default Amount. . . . . . . . . . . . . . .       $2,225,132.56

   b. Recoveries . . . . . . . . . . . . . . . . . . . . .         $311,007.08

   c. Net Default Receivables. . . . . . . . . . . . . . .       $1,914,125.48



   5. Investor Charge-offs.

   a. The amount of the Investor Charge-Offs
      per $1,000 interest after reimbursement
      of any such Investor Charge-Offs for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               $0.00

   b. The amount attributable to Investor Charge-Offs,
      if any, by which the principal balance of
      the Series 1994 - L Certificates exceeds
      the Invested Amount as of the end of the
      day on the Record Date with respect
      to the current Distribution Date . . . . . . . . . .               $0.00


   6. Monthly Servicing Fee.

   a. The amount of the Monthly Servicing Fee
      payable from Available Funds by the
      Trust to the Servicer with respect to
      the current Distribution Date. . . . . . . . . . . .         $286,458.33

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .         $477,430.56

   7. Available Cash Collateral Amount.

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount"). . . . . . . . . . . . . .               $0.00

                                   21 of 82

   b. The amount available to be withdrawn from
      the Cash Collateral Account (the "Available
      Cash Collateral Amount") as of the end
      of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made in respect of the preceding Due
      Period . . . . . . . . . . . . . . . . . . . . . . .      $52,708,333.33




   c. The Available Cash Collateral Amount
      as computed in 7.b. as a percentage of the
      Invested Amount of the Series 1994 - L
      Certificates as of such Due Period . . . . . . . . .              11.500%


   C. The Pool Factor.

      The Pool Factor (which represents the ratio
      of the Invested Amount on the last  day
      of the month ending on the Record Date
      adjusted for Investor Charge-Offs set forth
      in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Initial Invested Amount).  The amount of a
      Certificateholder's pro rata share of the
      Invested Amount can be determined by multi-
      plying the original denomination of the
      holder's Certificate by the pool Factor. . . . . . .         83.33333333%

   D. Deficit Controlled Amortization Amount.

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . .               $0.00


                            FCC National Bank,
                            Servicer


                            By /s/ James A. Harwood
                            ----------------------------------
                            Title:    Vice President

                                   22 of 82

                                                                     Exhibit 28E

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                   ----------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - M
                                 April 7, 1999

                   ----------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - M Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the April 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal
   Amount).
   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest...............................   $4.459

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest............................................   $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest..................   $4.459

                                   23 of 82

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series.............     $663,708,663.35

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1995 - M Certificates....................       $9,816,962.68

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates..............       $8,589,842.35

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest...................             $17.180

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date...................................       $4,802,662.90

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates................................               $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1995 - M Certificates,
      if any..............................................               $0.00

   h. The amount of Excess Principal Collections allocated
      in respect of the Series 1995 - M Certificates,
      if any..............................................               $0.00

   2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series)............  $16,083,216,791.35

                                    24 of 82

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1995 - M
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date....................................    $571,428,572.00

   c. The amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Invested Amount")
      for the Due Period with respect to the
      current Distribution Date............................    $500,000,000.00

   d. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1995 - M  Certificates for the Due
      Period with respect to the current
      Distribution Date....................................              3.553%

   e. The Invested Percentage with respect to
      Principal Receivables for the Series 1995 - M
      Certificates for the Due Period with respect
      to the current Distribution Date.....................              3.553%

   f. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date....................................              87.50%

   g. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date....................................              87.50%

   h. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date....................................              12.50%

   i. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date....................................              12.50%

   3. Delinquent Balances.

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date.................................................    $813,628,673.35

                                   25 of 82

   4. Investor Default Amount.

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - M
      Certificates ("the Investor Default Amount")

      1. Investor Default Amount...........................      $2,774,191.25

      2. Recoveries........................................        $387,749.07

      3. Net Default Receivables...........................      $2,386,442.18

   b. The Class A Investor Default Amount

      1. Investor Default Amount...........................      $2,427,417.34

      2. Recoveries........................................        $339,280.44

      3. Net Default Receivables...........................      $2,088,136.90

   c. The Collateral Investor Default Amount

      1. Investor Default Amount...........................        $346,773.91

      2. Recoveries........................................         $48,468.63

      3. Net Default Receivables...........................        $298,305.28

   5. Investor Charge-offs.

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such  Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date.................................................              $0.00

   b. The amount attributable to Class A
      Investor Charge-Offs, if any, by which
      the principal balance of the
      Class A Certificates exceeds the
      Class A Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution Date.............              $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date.................................................              $0.00

   6. Monthly Servicing Fee.

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date.................................................        $357,142.86

                                   26 of 82

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date.................................................        $595,238.09

   7. Available Cash Collateral Amount.

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount")............................              $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all with-
      drawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date)......................      $5,714,286.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Invested
      Amount after giving effect to all re-
      ductions thereof on the current Dist-
      ribution Date........................................              1.143%

   8. Collateral Invested Amount.

   a. The Collateral Invested Amount for the
      current Distribution Date............................     $71,428,572.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals, deposits, and
      payments on the current Distribution
      Date.................................................     $71,428,572.00

   9. Total Enhancement.

   a. The total Enhancement for the current
      Distribution Date....................................     $77,142,858.00

   b. The total Enhancement after giving ef-
      fect to all withdrawals, deposits and
      payments on the current Distribution
      Date.................................................     $77,142,858.00

                                    27 of 82


   C. The Pool Factor.

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount).  The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor                                                   100.00000000%

   D. Deficit Controlled Amortization Amount.

      1. The Deficit Controlled Amortization Amount
         for the preceding Due Period                                    $0.00

                              FCC National Bank,
                              Servicer





                              By /s/ James A. Harwood
                                 -----------------------------------
                              Title:          Vice President


                                   28 of 82

              CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT             EXHIBIT 28F
                           FCC NATIONAL BANK



------------------------------------------------------------------------------

                    FIRST CHICAGO MASTER TRUST II
                           Series 1995 - N
                            April 7, 1999



     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - N Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the April 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal
   Amount).

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . . . .         $85.895

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . . . .         $83.333


   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest  . . . . .         $ 2.561

                                    29 of 82

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series. . . . . . . . . $663,708,663.35

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1995 - N Certificates . . . . . . . . . . . . $148,253,689.93

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates . . . . . . . . . $129,763,355.51

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest. . . . . . . . . . . .        $259.527

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .   $2,776,078.43


   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates . . . . . . . . . . . . . . . . . .           $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1995 - N Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   h. The amount of Excess Principal Collections allocated
      in respect of the Series 1995 - N Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00


   2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .  $16,083,216,791.35

                                    30 of 82

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1995-N
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date................................    $330,580,788.65

     c.  The  amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         Distribution Date................................    $291,666,666.65

     d.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1995-N Certificates for the Due
         Period with respect to the current
         Distribution Date................................             2.055%

     e.  The Invested Percentage with respect to
         Principal Receivables for the Series 1995-N
         Certificates for the Due Period with respect
         to the current Distribution Date.................             3.553%

     f.  The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date................................             88.23%

     g.  The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date................................             87.50%

     h.  The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date................................             11.77%


     i.  The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date................................             12.50%

     3.  Delinquent Balances.

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date.............................................    $813,628,673.35

                                    31 of 82

     4.  Investor Default Amount.

     a.  The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995-N
         Certificates (the "Investor Default Amount")

         1. Investor Default Amount........................    $1,604,915.08

         2. Recoveries.....................................      $224,319.19

         3. Net Default Receivables........................    $1,380,595.89

     b.  The Class A Investor Default Amount

         1. Investor Default Amount........................    $1,415,993.45

         2. Recoveries.....................................      $197,913.59

         3. Net Default Receivables........................    $1,218,079.86

     c.  The Collateral Investor Default Amount

         1. Investor Default Amount........................      $188,921.63

         2. Recoveries.....................................       $26,405.60

         3. Net Default Receivables........................      $162,516.03

     5.  Investor Charge-offs.

     a.  The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date..............................................            $0.00

     b.  The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution Date..........            $0.00

     c.  The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date..............................................            $0.00

     6.  Monthly Servicing Fee.

     a.  The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date..............................................      $206,612.99

                                    32 of 82

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date..............................................      $344,354.98

     7.  Available Cash Collateral Amount.

     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount").........................            $0.00

     b.  The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all
         withdrawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date)...................    $5,714,286.00

     c.  The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all
         reductions thereof on the current
         Distribution Date.................................           2.286%

     8.  Collateral Invested Amount.

     a.  The Collateral Invested Amount for the
         current Distribution Date.........................   $38,914,122.00

     b.  The Collateral Invested Amount after
         giving effect to all withdrawals, deposits,
         and payments on the current Distribution
         Date..............................................   $32,411,232.00

     9.  Total Enhancement.

     a.  The total Enhancement for the current
         Distribution Date.................................   $44,628,408.00

     b.  The total Enhancement after giving
         effect to all withdrawals, deposits and
         payments on the current Distribution
         Date..............................................   $38,125,518.00

                                    33 of 82

     C.  The Pool Factor.

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount). The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool Factor.....     50.00000000%


     D.  Deficit Controlled Amortization Amount.

         1. The Deficit Controlled Amortization Amount
            for the preceding Due Period.................................$0.00


                             FCC National Bank,
                             Servicer





                             By  /s/ James A. Harwood
                                _______________________________________________
                             Title:       Vice President


                                   34 of 82

                                                                     Exhibit 28G

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                     -------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - O
                                 April 7, 1999

                     -------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - O Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the April 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal
   Amount).

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest......................            $4.451

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest...................................            $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest.........            $4.451

                                   35 of 82

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series..............    $663,708,663.35

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1995 - O Certificates.....................      $9,816,962.68

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates...............      $8,589,842.35

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest....................            $17.180

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date....................................      $4,806,968.45

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates.................................              $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1995 - O Certificates,
      if any...............................................              $0.00

   h. The amount of Excess Principal Collections allocated
      in respect of the Series 1995 - O Certificates,
      if any...............................................              $0.00

   2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series)............. $16,083,216,791.35

                                    36 of 82

   b. The  amount of Principal Receivables in
      the Trust represented by the Series 1995 - O
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date......................................  $571,428,572.00

   c. The  amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Invested Amount")
      for the Due Period with respect to the
      current Distribution Date..............................  $500,000,000.00

   d. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1995 - O  Certificates for the Due
      Period with respect to the current
      Distribution Date......................................            3.553%

   e. The Invested Percentage with respect to
      Principal Receivables for the Series 1995 - O
      Certificates for the Due Period with respect
      to the current Distribution Date.......................            3.553%

   f. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date......................................            87.50%

   g. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date......................................            87.50%

   h. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date......................................            12.50%

   i. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date......................................            12.50%

   3. Delinquent Balances.

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date...................................................  $813,628,673.35

                                    37 of 82

   4. Investor Default Amount.

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - O
      Certificates (the "Investor Default Amount")

      1. Investor Default Amount.............................    $2,774,191.25

      2. Recoveries..........................................      $387,749.07

      3. Net Default Receivables.............................    $2,386,442.18

   b. The Class A Investor Default Amount

      1. Investor Default Amount.............................    $2,427,417.34

      2. Recoveries..........................................      $339,280.44

      3. Net Default Receivables.............................    $2,088,136.90

   c. The Collateral Investor Default Amount

      1. Investor Default Amount.............................      $346,773.91

      2. Recoveries..........................................       $48,468.63

      3. Net Default Receivables.............................      $298,305.28

   5. Investor Charge-offs.

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such  Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date...................................................            $0.00

   b. The amount attributable to Class A
      Investor Charge-Offs, if any, by which
      the principal balance of the
      Class A Certificates exceeds the
      Class A Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution Date...............            $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date...................................................            $0.00

   6. Monthly Servicing Fee.

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date...................................................      $357,142.86

                                   38 of 82

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date...................................................      $595,238.09

   7. Available Cash Collateral Amount.

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount")..............................            $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date)........................    $5,714,286.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Invested
      Amount after giving effect to all
      reductions thereof on the current
      Disribution Date.......................................            1.143%

   8. Collateral Invested Amount.

   a. The Collateral Invested Amount for the
      current Distribution Date..............................   $71,428,572.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals, deposits, and
      payments on the current Distribution
      Date...................................................   $71,428,572.00

   9. Total Enhancement.

   a. The total Enhancement for the current
      Distribution Date......................................   $77,142,858.00

   b. The total Enhancement after giving
      effect to all withdrawals, deposits and
      payments on the current Distribution
      Date...................................................   $77,142,858.00

                                    39 of 82

   C. The Pool Factor.

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last  day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount).  The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor.............................................      100.00000000%


   D. Deficit Controlled Amortization Amount.

      1. The Deficit Controlled Amortization Amount
         for the preceding Due Period.......................             $0.00


                             FCC National Bank,
                             Servicer





                             By /s/ James A. Harwood
                                -----------------------------------------
                             Title:        Vice President

                                    40 of 82

                                                                     Exhibit 28H


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


               ------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                                Series 1995 - P

                                 April 7, 1999

               ------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - P Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the April 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount).

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . . . .          $4.408

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest. . . . . . . . . . . . . . . . . . .          $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest. . . . . .          $4.408


                                   41 of 82

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series. . . . . . . . . $663,708,663.35

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1995 - P Certificates . . . . . . . . . . . .   $9,816,962.68

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates . . . . . . . . .   $8,589,842.35

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest. . . . . . . . . . . .         $17.180


   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .   $4,828,496.23


   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates . . . . . . . . . . . . . . . . . .           $0.00


   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1995 - P Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00


   h. The amount of Excess Principal Collections allocated
      in respect of the Series 1995 - P Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . . .$16,083,216,791.35


                                   42 of 82

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1995 - P
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . . $571,428,572.00

   c. The  amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Invested Amount")
      for the Due Period with respect to the
      current Distribution Date. . . . . . . . . . . . . . . . $500,000,000.00


   d. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1995 - P  Certificates for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          3.553%


   e. The Invested Percentage with respect to
      Principal Receivables for the Series 1995 - P
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . . . .          3.553%

   f. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          87.50%

   g. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          87.50%

   h. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          12.50%

   i. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          12.50%

   3. Delinquent Balances.

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . . $813,628,673.35


                                    43 of 82

   4. Investor Default Amount.

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - P
      Certificates (the "Investor Default Amount")

      1.  Investor Default Amount. . . . . . . . . . . . . . .   $2,774,191.25

      2.  Recoveries . . . . . . . . . . . . . . . . . . . . .     $387,749.07

      3.  Net Default Receivables. . . . . . . . . . . . . . .   $2,386,442.18

   b. The Class A Investor Default Amount

      1.  Investor Default Amount. . . . . . . . . . . . . . .   $2,427,417.34

      2.  Recoveries . . . . . . . . . . . . . . . . . . . . .     $339,280.44

      3.  Net Default Receivables. . . . . . . . . . . . . . .   $2,088,136.90

   c. The Collateral Investor Default Amount

      1.  Investor Default Amount. . . . . . . . . . . . . . .     $346,773.91

      2.  Recoveries . . . . . . . . . . . . . . . . . . . . .      $48,468.63

      3.  Net Default Receivables. . . . . . . . . . . . . . .     $298,305.28

   5. Investor Charge-offs.

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such  Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   b. The amount attributable to Class A
      Investor Charge-Offs, if any, by which
      the principal balance of the
      Class A Certificates exceeds the
      Class A Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution Date . . . . . . . .           $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   6. Monthly Servicing Fee.

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .     $357,142.86


                                   44 of 82

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .     $595,238.09

   7. Available Cash Collateral Amount.

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount"). . . . . . . . . . . . . . . .           $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all with-
      drawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date) . . . . . . . . . . . . .  $5,714,286.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Invested
      Amount after giving effect to all re-
      ductions thereof on the current Dist-
      ribution Date. . . . . . . . . . . . . . . . . . . . . .          1.143%

   8. Collateral Invested Amount.

   a. The Collateral Invested Amount for the
      current Distribution Date. . . . . . . . . . . . . . . .  $71,428,572.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals, deposits, and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .  $71,428,572.00

   9. Total Enhancement.

   a. The total Enhancement for the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .  $77,142,858.00

   b. The total Enhancement after giving ef-
      fect to all withdrawals, deposits and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .  $77,142,858.00


                                   45 of 82

C. The Pool Factor.

      The Pool Factor (which represents the ratio
      of the Class A Invested Amount on the last  day
      of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount).  The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool
      Factor . . . . . . . . . . . . . . . . . . . . . . . . .   100.00000000%

D. Deficit Controlled Amortization Amount.

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . . . .           $0.00

                            FCC National Bank,
                            Servicer


                            By /s/ James A. Harwood
                               ----------------------------------
                            Title:        Vice President


                                   46 of 82

                                                                     Exhibit 28I

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


                      -----------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - Q
                                 April 7, 1999

                      -----------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - Q Supplement dated as of September 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the April 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal
   Amount).

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest........................          $4.365

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest.....................................          $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest...........          $4.365

                                   47 of 82

   B. Information Regarding the Performance of the Trust.

      1. Collections of Receivables.

      a. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series.............  $663,708,663.35

      b. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1996 - Q Certificates....................   $17,670,532.82

      c. The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates..............   $15,461,716.21

      d. The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest...................          $17.180

      e. The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date...................................    $8,730,043.23

      f. The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution Date
         allocated in respect of the
         Class A Certificates................................            $0.00

      g. The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1996 - Q Certificates,
         if any..............................................            $0.00

      h. The amount of Excess Principal Collections allocated
         in respect of the Series 1996 - Q Certificates,
         if any..............................................            $0.00

      2. Receivables in Trust.

      a. Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series)...........$16,083,216,791.35

                                   48 of 82

      b. The  amount of Principal Receivables in
         the Trust represented by the Series 1996 - Q
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date.................................. $1,028,571,429.00

      c. The  amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date..........................   $900,000,000.00

      d. The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1996 - Q  Certificates for the Due
         Period with respect to the current
         Distribution Date..................................             6.395%

      e. The Invested Percentage with respect to
         Principal Receivables for the Series 1996 - Q
         Certificates for the Due Period with respect
         to the current Distribution Date...................             6.395%

      f. The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date..................................             87.50%

      g. The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date..................................             87.50%

      h. The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date..................................             12.50%

      i. The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date..................................             12.50%

      3. Delinquent Balances.

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date...............................................   $813,628,673.35

                                    49 of 82

      4. Investor Default Amount.

      a. The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - Q
         Certificates (the "Investor Default Amount")

         1. Investor Default Amount...........................   $4,993,544.23

         2. Recoveries........................................     $697,948.34

         3. Net Default Receivables...........................   $4,295,595.89

      b. The Class A Investor Default Amount

         1. Investor Default Amount...........................   $4,369,351.20

         2. Recoveries........................................     $610,704.80

         3. Net Default Receivables...........................   $3,758,646.40

      c. The Collateral Investor Default Amount

         1. Investor Default Amount...........................     $624,193.03

         2. Recoveries........................................      $87,243.54

         3. Net Default Receivables...........................     $536,949.49

      5. Investor Charge-offs.

      a. The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such  Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date.................................................           $0.00

      b. The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution Date.............           $0.00

      c. The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date.................................................           $0.00

      6. Monthly Servicing Fee.

      a. The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date.................................................     $642,857.14

                                    50 of 82

      b. The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date................................................    $1,071,428.57

      7. Available Cash Collateral Amount.

      a. The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount")...........................            $0.00

      b. The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all
         withdrawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date).....................   $10,285,714.00

      c. The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all
         reductions thereof on the current
         Distribution Date...................................            1.143%

      8. Collateral Invested Amount.

      a. The Collateral Invested Amount for the
         current Distribution Date...........................  $128,571,429.00

      b. The Collateral Invested Amount after
         giving effect to all withdrawals, deposits, and
         payments on the current Distribution
         Date................................................  $128,571,429.00

      9. Total Enhancement.

      a. The total Enhancement for the current
         Distribution Date...................................  $138,857,143.00

      b. The total Enhancement after giving
         effect to all withdrawals, deposits and
         payments on the current Distribution
         Date................................................  $138,857,143.00

                                    51 of 82

   C.  The Pool Factor.

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last  day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount). The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor...............................................    100.00000000%

   D. Deficit Controlled Amortization Amount.

      1. The Deficit Controlled Amortization Amount
         for the preceding Due Period.........................           $0.00


                             FCC National Bank,
                             Servicer




                             By  /s/ James A. Harwood
                                -----------------------------------------
                             Title:         Vice President

                                   52 of 82

                                                                     Exhibit 28J

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                   -----------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - R
                                 April 7, 1999

                   -----------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - R Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the April 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal
   Amount).

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest........................          $4.313

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest.....................................          $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest...........          $4.313

                                   53 of 82

   B. Information Regarding the Performance of the Trust.

      1. Collections of Receivables.

      a. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series............   $663,708,663.35

      b. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1996 - R Certificates...................     $7,853,570.16

      c. The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates.............     $6,871,873.86

      d. The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest..................           $17.180

      e. The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date..................................     $3,900,685.90

      f. The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution Date
         allocated in respect of the
         Class A Certificates...............................             $0.00

      g. The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1996 - R Certificates,
         if any.............................................             $0.00

      h. The amount of Excess Principal Collections allocated
         in respect of the Series 1996 - R Certificates,
         if any.............................................             $0.00

      2. Receivables in Trust.

      a. Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series)...........$16,083,216,791.35

                                   54 of 82

      b. The amount of Principal Receivables in
         the Trust represented by the Series 1996 - R
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date.................................... $457,142,858.00

      c. The  amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date............................ $400,000,000.00

      d. The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1996 - R Certificates for the Due
         Period with respect to the current
         Distribution Date....................................           2.842%

      e. The Invested Percentage with respect to
         Principal Receivables for the Series 1996 - R
         Certificates for the Due Period with respect
         to the current Distribution Date.....................           2.842%

      f. The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date....................................           87.50%

      g. The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date....................................           87.50%

      h. The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date....................................           12.50%

      i. The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date....................................           12.50%

      3. Delinquent Balances.

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date................................................. $813,628,673.35

                                   55 of 82

      4. Investor Default Amount.

      a. The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - R
         Certificates (the "Investor Default Amount")

         1. Investor Default Amount...........................   $2,219,352.99

         2. Recoveries........................................     $310,199.27

         3. Net Default Receivables...........................   $1,909,153.72

      b. The Class A Investor Default Amount

         1. Investor Default Amount...........................   $1,941,933.86

         2. Recoveries........................................     $271,424.36

         3. Net Default Receivables...........................   $1,670,509.50

      c. The Collateral Investor Default Amount

         1. Investor Default Amount...........................     $277,419.13

         2. Recoveries........................................      $38,774.91

         3. Net Default Receivables...........................     $238,644.22

      5. Investor Charge-offs.

      a. The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such  Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date.................................................           $0.00

      b. The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution Date.............           $0.00

      c. The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date.................................................           $0.00

      6. Monthly Servicing Fee.

      a. The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date.................................................     $285,714.29

                                   56 of 82

      b. The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date.................................................     $476,190.48

      7. Available Cash Collateral Amount.

      a. The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount")............................           $0.00

      b. The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all
         withdrawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date)......................   $4,571,429.00

      c. The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all
         reductions thereof on the current
         Distribution Date....................................           1.143%

      8. Collateral Invested Amount.

      a. The Collateral Invested Amount for the
         current Distribution Date............................  $57,142,858.00

      b. The Collateral Invested Amount after
         giving effect to all withdrawals, deposits, and
         payments on the current Distribution
         Date.................................................  $57,142,858.00

      9. Total Enhancement.

      a. The total Enhancement for the current
         Distribution Date....................................  $61,714,287.00

      b. The total Enhancement after giving
         effect to all withdrawals, deposits and
         payments on the current Distribution
         Date.................................................  $61,714,287.00

                                   57 of 82

   C. The Pool Factor.

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last  day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount). The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor...............................................    100.00000000%


   D. Deficit Controlled Amortization Amount.

      1. The Deficit Controlled Amortization Amount
         for the preceding Due Period.........................           $0.00


                             FCC National Bank,
                             Servicer




                             By /s/ James A. Harwood
                                -------------------------------------
                             Title:        Vice President

                                   58 of 82

                                                                     Exhibit 28K

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


              --------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - S
                                 April 7, 1999

              --------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1996 - S Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the April 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount).

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . . . .          $4.360

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest. . . . . . . . . . . . . . . . . . .          $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest. . . . . .          $4.360


                                   59 of 82

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series. . . . . . . . . $663,708,663.35


   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1996 - S Certificates . . . . . . . . . . . .  $13,743,747.71

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates . . . . . . . . .  $12,025,779.26

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest. . . . . . . . . . . .         $17.180

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .   $6,793,047.48

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates . . . . . . . . . . . . . . . . . .           $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1996 - S Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   h. The amount of Excess Principal Collections allocated
      in respect of the Series 1996 - S Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . . .$16,083,216,791.35


                                   60 of 82

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1996 - S
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . . $800,000,000.00

   c. The amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Invested Amount")
      for the Due Period with respect to the
      current Distribution Date. . . . . . . . . . . . . . . . $700,000,000.00

   d. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1996 - S  Certificates for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          4.974%

   e. The Invested Percentage with respect to
      Principal Receivables for the Series 1996 - S
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . . . .          4.974%

   f. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          87.50%

   g. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          87.50%

   h. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          12.50%

   i. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          12.50%

   3. Delinquent Balances.

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . . $813,628,673.35


                                   61 of 82

   4. Investor Default Amount.

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - S
      Certificates (the "Investor Default Amount")

      1.  Investor Default Amount. . . . . . . . . . . . . . .   $3,883,867.73

      2.  Recoveries . . . . . . . . . . . . . . . . . . . . .     $542,848.71

      3.  Net Default Receivables. . . . . . . . . . . . . . .   $3,341,019.02

   b. The Class A Investor Default Amount

      1.  Investor Default Amount. . . . . . . . . . . . . . .   $3,398,384.26

      2.  Recoveries . . . . . . . . . . . . . . . . . . . . .     $474,992.62

      3.  Net Default Receivables. . . . . . . . . . . . . . .   $2,923,391.64

   c. The Collateral Investor Default Amount

      1.  Investor Default Amount. . . . . . . . . . . . . . .     $485,483.47

      2.  Recoveries . . . . . . . . . . . . . . . . . . . . .      $67,856.09

      3.  Net Default Receivables. . . . . . . . . . . . . . .     $417,627.38

   5. Investor Charge-offs.

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   b. The amount attributable to Class A
      Investor Charge-Offs, if any, by which
      the principal balance of the
      Class A Certificates exceeds the
      Class A Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution Date . . . . . . . .           $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   6. Monthly Servicing Fee.

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .     $500,000.00


                                   62 of 82

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .     $833,333.34

   7. Available Cash Collateral Amount.

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount"). . . . . . . . . . . . . . . .           $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all with-
      drawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date). . . . . . . . . . . . .   $8,000,000.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Invested
      Amount after giving effect to all re-
      ductions thereof on the current Dist-
      ribution Date. . . . . . . . . . . . . . . . . . . . . .          1.143%

   8. Collateral Invested Amount.

   a. The Collateral Invested Amount for the
      current Distribution Date. . . . . . . . . . . . . . . . $100,000,000.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals, deposits, and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . . $100,000,000.00

   9. Total Enhancement.

   a. The total Enhancement for the current
      Distribution Date. . . . . . . . . . . . . . . . . . . . $108,000,000.00

   b. The total Enhancement after giving ef-
      fect to all withdrawals, deposits and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . . $108,000,000.00


                                   63 of 82

C. The Pool Factor.

      The Pool Factor (which represents the ratio
      of the Class A Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount).  The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool
      Factor . . . . . . . . . . . . . . . . . . . . . . . . .   100.00000000%

D. Deficit Controlled Amortization Amount.

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . . . .           $0.00

                            FCC National Bank,
                            Servicer


                            By /s/ James A. Harwood
                               ----------------------------------
                            Title:        Vice President


                                   64 of 82

                                                                     Exhibit 28L

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


              --------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                                Series 1997 - T

                                 April 7, 1999

              --------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - T Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the April 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount).

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . . . .          $4.313

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest. . . . . . . . . . . . . . . . . . .          $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates,
      per $1,000 interest. . . . . . . . . . . . . . . . . . .          $4.313

                                   65 of 82

B. Information Regarding the Performance of the Trust.
   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series. . . . . . . . . $663,708,663.35

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1997 - T Certificates . . . . . . . . . . . .  $11,780,355.22

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates . . . . . . . . .  $10,307,810.81

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest. . . . . . . . . . . .         $17.180

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .   $5,851,028.81

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution
      Date allocated in respect of the
      Class A Certificates . . . . . . . . . . . . . . . . . .           $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the Series
      1997 - T Certificates, if any. . . . . . . . . . . . . .           $0.00

   h. The amount of Excess Principal Collections
      allocated in respect of
      the Series 1997 - T Certificates, if any . . . . . . . .           $0.00

   2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . . .$16,083,216,791.35


                                   66 of 82

   b. The  amount of Principal Receivables in
      the Trust represented by the Series 1997 - T
      Certificates (the "Adjusted Invested Amount") for
      the Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . . $685,714,286.00

   c. The  amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Adjusted Invested Amount")
      for the Due Period with respect to the
      current Distribution Date. . . . . . . . . . . . . . . . $600,000,000.00

   d. The Invested  Amount for the Due Period
      with respect to the current Dist-
      ribution Date. . . . . . . . . . . . . . . . . . . . . . $685,714,286.00

   e. The Class A Invested  Amount for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . . $600,000,000.00

   f. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1997 - T  Certificates for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          4.264%

   g. The Invested Percentage with respect to
      Principal Receivables for the Series 1997 - T
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . . . .          4.264%

   h. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          87.50%

   i. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          87.50%

   j. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          12.50%

   k. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .          12.50%

   3. Delinquent Balances.

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . . $813,628,673.35


                                   67 of 82

   4. Investor Default Amount.

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - T
      Certificates (the "Investor Default Amount").

      1.  Investor Default Amount. . . . . . . . . . . . . . .   $3,329,029.50

      2.  Recoveries . . . . . . . . . . . . . . . . . . . . .     $465,298.90

      3.  Net Default Receivables. . . . . . . . . . . . . . .   $2,863,730.60

   b. The Class A Investor Default Amount

      1.  Investor Default Amount. . . . . . . . . . . . . . .   $2,912,900.81

      2.  Recoveries . . . . . . . . . . . . . . . . . . . . .     $407,136.54

      3.  Net Default Receivables. . . . . . . . . . . . . . .   $2,505,764.27

   c. The Collateral Investor Default Amount

      1.  Investor Default Amount. . . . . . . . . . . . . . .     $416,128.69

      2.  Recoveries . . . . . . . . . . . . . . . . . . . . .      $58,162.36

      3.  Net Default Receivables. . . . . . . . . . . . . . .     $357,966.33

   5. Investor Charge-offs.

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00


   b. The amount attributable to Class A Investor
      Charge-Offs, if any, by which the principal balance
      of the Class A Certificates exceeds the
      Class A Adjusted Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   6. Monthly Servicing Fee.

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .     $428,571.43


                                   68 of 82

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .     $714,285.71

   7. Available Cash Collateral Amount.

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount"). . . . . . . . . . . . . . . .           $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all with-
      drawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date). . . . . . . . . . . . .   $6,857,143.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Adjusted Invested
      Amount after giving effect to all re-
      ductions thereof on the current Dist-
      ribution Date. . . . . . . . . . . . . . . . . . . . . .          1.143%

   8. Collateral Invested Amount.

   a. The Collateral Invested Amount for the
      current Distribution Date. . . . . . . . . . . . . . . .  $85,714,286.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals,
      deposits, and payments on the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .  $85,714,286.00

   9. Total Enhancement.

   a. The total Enhancement for the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .  $92,571,429.00

   b. The total Enhancement after giving ef-
      fect to all withdrawals, deposits and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .  $92,571,429.00


                                   69 of 82

C. The Pool Factor.

      The Pool Factor (which represents the ratio
      of the Class A Adjusted Invested Amount on the last
      day of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount).  The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool
      Factor . . . . . . . . . . . . . . . . . . . . . . . . .   100.00000000%

D. Principal Funding Account.

   1. The Principal Funding Investment Proceeds
      deposited in the Collection Account for the
      current Distribution Date to be treated as
      Class A Available Funds. . . . . . . . . . . . . . . . .           $0.00

   2. The Excess Principal Funding Investment
      Proceeds for the current Distribution Date . . . . . . .           $0.00

   3. The Principal Funding Account Balance as of
      the end of day on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . . . .           $0.00

   4. The Deficit Controlled Accumulation Amount
      for the preceding Due Period . . . . . . . . . . . . . .           $0.00

E. Reserve Account.

   1. The Reserve Draw Amount for the current
      Distribution Date. . . . . . . . . . . . . . . . . . . .           $0.00

   2. The amount on deposit in the Reserve Account
      as of the end of the day on the current
      Distribution Date (the "Available Reserve
      Account Amount" for the next Distribution Date). . . . .           $0.00

                            FCC National Bank,
                            Servicer


                            By /s/ James A. Harwood
                               ----------------------------------
                            Title:        Vice President


                                   70 of 82

                                                                     Exhibit 28M


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


               -------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1997 - U
                                 April 7, 1999

               -------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - U Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the April 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount).

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest .......................          $4.352

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest ....................................          $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates,
      per $1,000 interest ....................................          $4.352

                                    71 of 82

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series...............   $663,708,663.35

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1997 - U Certificates......................     $7,853,570.16

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates................     $6,871,873.86

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest.....................           $17.180

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date.....................................     $3,885,185.90

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution
      Date allocated in respect of the
      Class A Certificates..................................             $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the Series
      1997 - U Certificates, if any.........................             $0.00

   h. The amount of Excess Principal Collections
      allocated in respect of
      the Series 1997 - U Certificates, if any..............             $0.00

2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series)..............$16,083,216,791.35

                                    72 of 82

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1997 - U
      Certificates (the "Adjusted Invested Amount") for
      the Due Period with respect to the current
      Distribution Date.....................................   $457,142,858.00

   c. The amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Adjusted Invested Amount")
      for the Due Period with respect to the
      current Distribution Date.............................   $400,000,000.00

   d. The Invested Amount for the Due Period
      with respect to the current Dist-
      ribution Date.........................................   $457,142,858.00

   e. The Class A Invested Amount for the Due
      Period with respect to the current
      Distribution Date.....................................   $400,000,000.00

   f. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1997 - U Certificates for the Due
      Period with respect to the current
      Distribution Date.....................................            2.842%

   g. The Invested Percentage with respect to
      Principal Receivables for the Series 1997 - U
      Certificates for the Due Period with respect
      to the current Distribution Date......................            2.842%

   h. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date.....................................            87.50%

   i. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date.....................................            87.50%

   j. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date.....................................            12.50%

   k. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date.....................................            12.50%

   3. Delinquent Balances.

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date..................................................   $813,628,673.35

                                    73 of 82

   4. Investor Default Amount.

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - U
      Certificates (the "Investor Default Amount").

      1. Investor Default Amount............................     $2,219,352.99

      2. Recoveries.........................................       $310,199.27

      3. Net Default Receivables............................     $1,909,153.72

   b. The Class A Investor Default Amount

      1. Investor Default Amount............................     $1,941,933.86

      2. Recoveries.........................................       $271,424.36

      3. Net Default Receivables............................     $1,670,509.50

   c. The Collateral Investor Default Amount

      1. Investor Default Amount............................       $277,419.13

      2. Recoveries.........................................        $38,774.91

      3. Net Default Receivables............................       $238,644.22

   5. Investor Charge-offs.

      a. The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date...............................................             $0.00

      b. The amount attributable to Class A Investor
         Charge-Offs, if any, by which the principal balance
         of the Class A Certificates exceeds the
         Class A Adjusted Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution
         Date...............................................             $0.00

      c. The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date...............................................             $0.00

      6. Monthly Servicing Fee.

      a. The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date...............................................       $285,714.29

                                   74 of 82

      b. The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date...............................................       $476,190.48

      7. Available Cash Collateral Amount.

      a. The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount")..........................             $0.00

      b. The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date)....................     $4,571,429.00

      c. The amount as computed in 7.b as a
         percentage of the Class A Adjusted Invested
         Amount after giving effect to all re-
         ductions thereof on the current Dist-
         ribution Date......................................            1.143%

      8. Collateral Invested Amount.

      a. The Collateral Invested Amount for the
         current Distribution Date..........................    $57,142,858.00

      b. The Collateral Invested Amount after
         giving effect to all withdrawals,
         deposits, and payments on the current
         Distribution Date..................................    $57,142,858.00

      9. Total Enhancement.

      a. The total Enhancement for the current
         Distribution Date..................................    $61,714,287.00

      b. The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date...............................................    $61,714,287.00

                                   75 of 82

C. The Pool Factor.

      The Pool Factor (which represents the ratio
      of the Class A Adjusted Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount).  The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool
      Factor................................................     100.00000000%

D. Principal Funding Account.

   1. The Principal Funding Investment Proceeds
      deposited in the Collection Account for the
      current Distribution Date to be treated as
      Class A Available Funds...............................             $0.00

   2. The Excess Principal Funding Investment
      Proceeds for the current Distribution Date............             $0.00

   3. The Principal Funding Account Balance as of
      the end of day on the current Distribution
      Date..................................................             $0.00

   4. The Deficit Controlled Accumulation Amount
      for the preceding Due Period..........................             $0.00

E. Reserve Account.

   1. The Reserve Draw Amount for the current
      Distribution Date.....................................             $0.00

   2. The amount on deposit in the Reserve Account
      as of the end of the day on the current
      Distribution Date (the "Available Reserve
      Account Amount" for the next Distribution Date).......             $0.00


                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                --------------------------------------
                             Title:        Vice President

                                   76 of 82

                                                                     Exhibit 28N


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


            ------------------------------------------------------
                         FIRST CHICAGO MASTER TRUST II
                                Series 1998 - V
                                 April 7, 1999
            ------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1998 - V Supplement dated as of November 01, 1998 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the April 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal
   Amount).

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest......................            $4.494


   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest...................................            $0.000


   3. The amount of the distribution set forth
      in paragraph 1 above in respect of interest on
      the Class A Certificates,
      per $1,000 interest...................................            $4.494

                                         77 of 82

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.


   a. The aggregate amount of Collections of Receivables
      processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series..............    $663,708,663.35

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1998 - V Certificates.....................     $19,633,925.35

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates...............     $17,179,684.66

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest....................            $17.180


   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date....................................      $9,570,881.36

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution
      Date allocated in respect of the
      Class A Certificates.................................              $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the Series
      1998 - V Certificates, if any........................              $0.00

   h. The amount of Excess Principal Collections
      allocated in respect of
      the Series 1998 - V Certificates, if any.............              $0.00

   2. Receivables in Trust

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) ............ $16,083,216,791.35

                                   78 of 82

   b. The  amount of Principal Receivables in
      the Trust represented by the Series 1998 - V
      Certificates (the "Adjusted Invested Amount") for
      the Due Period with respect to the current
      Distribution Date ...................................  $1,142,857,143.00

   c. The  amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Adjusted Invested Amount")
       for the Due Period with respect to the
       current Distribution Date ........................... $1,000,000,000.00

   d. The Invested  Amount for the Due Period
       with respect to the current Dist-
       ribution Date ....................................... $1,142,857,143.00

   e. The Class A Invested  Amount for the Due
      Period with respect to the current
      Distribution Date .................................... $1,000,000,000.00

   f. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1998 - V Certificates for the Due
      Period with respect to the current
      Distribution Date ...................................             7.106%

   g. The Invested Percentage with respect to
      Principal Receivables for the Series 1998 - V
      Certificates for the Due Period with respect
      to the current Distribution Date .....................            7.106%

   h. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date ....................................            87.50%

   i. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date ....................................            87.50%

   j. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date ...................................            12.50%

   k. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date ....................................            12.50%

   3. Delinquent Balances.

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date .................................................   $813,628,673.35

                                   79 of 82

   4. Investor Default Amount.

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1998 - V
      Certificates (the "Investor Default Amount").

      1. Investor Default Amount..............................   $5,548,382.49

      2. Recoveries...........................................     $775,498.16

      3. Net Default Receivables..............................   $4,772,884.33

   b. The Class A Investor Default Amount

      1. Investor Default Amount..............................   $4,854,834.67

      2. Recoveries...........................................     $678,560.89

      3. Net Default Receivables..............................   $4,176,273.78

   c. The Collateral Investor Default Amount

      1. Investor Default Amount..............................     $693,547.82

      2. Recoveries...........................................      $96,937.27

      3. Net Default Receivables..............................     $596,610.55

   5. Investor Charge-offs

      a. The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date.................................................           $0.00

      b. The amount attributable to Class A Investor
         Charge-Offs, if any, by which the principal balance
         of the Class A Certificates exceeds the
         Class A Adjusted Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution
         Date.................................................           $0.00

      c. The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date.................................................           $0.00

      6. Monthly Servicing Fee

      a. The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date.................................................     $714,285.71

                                   80 of 82

      b. The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date...............................................     $1,190,476.19

      7. Available Cash Collateral Amount.

      a. The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount")..........................            $0.00

      b. The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date)....................    $11,428,572.00

      c. The amount as computed in 7.b as a
         percentage of the Class A Adjusted Invested
         Amount after giving effect to all re-
         ductions thereof on the current Dist-
         ribution...........................................            1.143%

      8. Collateral Invested Amount.

      a. The Collateral Invested Amount for the
         current Distribution Date..........................   $142,857,143.00

      b. The Collateral Invested Amount after
         giving effect to all withdrawals,
         deposits, and payments on the current
         Distribution Date..................................   $142,857,143.00

      9. Total Enhancement.

      a. The total Enhancement for the current
         Distribution Date..................................   $154,285,715.00

      b. The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date...............................................   $154,285,715.00

                                   81 of 82

C. The Pool Factor.

      The Pool Factor (which represents the ratio
      of the Class A Adjusted Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount). The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool
      Factor................................................     100.00000000%

D. Principal Funding Account

   1. The Principal Funding Investment Proceeds
      deposited in the Collection Account for the
      current Distribution Date to be treated as
      Class A Available Funds...............................             $0.00

   2. The Excess Principal Funding Investment
      Proceeds for the current Distribution Date............             $0.00

   3. The Principal Funding Account Balance as of
      the end of day on the current Distribution
      Date..................................................             $0.00

   4. The Deficit Controlled Accumulation Amount
      for the preceding Due Period..........................             $0.00


E.  Reserve Account

   1. The Reserve Draw Amount for the current
      Distribution Date.....................................             $0.00

   2. The amount on deposit in the Reserve Account
      as of the end of the day on the current
      Distribution Date (the "Available Reserve
      Account Amount" for the next Distribution Date).......             $0.00


                              FCC National Bank,
                              Servicer




                              By  /s/ James A. Harwood
                                  ------------------------------------------
                              Title:         Vice President

                                    82 of 82